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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                         REGISTERED FIXED ACCOUNT OPTION
                                  FIXED ANNUITY
                       METLIFE RETIREMENT ACCOUNT ANNUITY
                             METLIFE TARGET MATURITY
                                     T-MARK
                         SUPPLEMENT DATED APRIL 3, 2008
             TO THE PROSPECTUS DATED APRIL 30, 2007, AS SUPPLEMENTED

     The Company's latest annual report on Form 10-K was filed with the Securities and Exchange Commission on March 27, 2008 via EDGAR File No. 033-03094. The Company also filed a Form 8-K on April 3, 2008 via EDGAR File No. 033-03094. The Form 10-K, as updated by the Form 8-K, is incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.

     This supplement should be read in its entirety and kept together with your prospectus for future reference. Please contact us at the following telephone numbers, if you have any questions:

     1-800-874-1225 -Fixed Annuity
     1-800-599-9460 -T-Mark
     1-800-874-1225 -Registered Fixed Option
     1-800-842-9460 -MetLife Retirement Account Annuity
     1-800-599-9460 -MetLife Target Maturity

Books 21, 27, 28, 29 and 74                                        April 3, 2008